ASSET HELD FOR SALE	6 Months Ended
Jun. 30, 2025
Asset Held For Sale
ASSET HELD FOR SALE

13. ASSET HELD FOR SALE

The Company classified a leasehold building with carrying amount of approximately SGD3.0 million (US$2.4 million) as held for sale in the period in which it met the criteria of asset held for sale as the Company has entered into an option to purchase agreement with an independent third party purchaser for the sale of one of its leasehold industrial property with for a selling price of SGD7,393,000 (US$5,480,000) with the completion date of the transaction expected to occur by end of 2025. An initial deposit equivalent to five percent of the selling price amounting to SGD369,650 (US$274,000) has been collected by the Company. The completion of this sale is conditioned mainly upon complying with the terms and conditions in obtaining consent from the lessor of the property to the sale, transfer and/or assignment of the property and the unexpired leasehold interest in the property to the purchaser which is expected to be completed by the end of December 2025. The Company ceases depreciation and amortization on long-lived assets (or disposal groups) classified as held for sale and measures them at the lower of carrying value or estimated fair value less cost to sell.

As of December 31, 2024 and June 30, 2025, the carrying amounts of asset held for sale is as below:

	December 31, 2024	June 30, 2025	June 30, 2025
	SGD’000	SGD’000	USD’000
Assets
Asset held for sale	3,035	3,035	2,386
Total non-current assets held for sale	3,035	3,035	2,386